# 00209173 – HMS Prospectus Supplement

Filed pursuant to 497(e)
File Nos. 033-35788 and 811-06136

Homestead Funds, Inc.
Supplement Dated March 21, 2018
to the Prospectus
Dated May 1, 2017, as supplemented September 26, 2017, February 8, 2018 and March 13, 2018

This supplement revises certain information contained in the above-referenced prospectus (the “Prospectus”) regarding the Value Fund and Small-Company Stock Fund (the “Funds”), each a series of Homestead Funds, Inc. Please read this supplement carefully and keep it with your Prospectus for future reference. You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective March 30, 2018, Mark Ashton will retire as co-manager of the Funds. Prabha Carpenter will continue as the manager of each Fund. Accordingly, effective as of March 30, 2018, all references to and information relating to Mark Ashton in the Prospectus will be deleted and all references to the portfolio manager of the Funds shall refer to Prabha Carpenter.